PAX WORLD GROWTH FUND, INC.

Supplement dated August 15, 2000 to
Prospectus and Statement of Additional Information dated May 21, 1999

          On June 8, 2000, Paul I. Gulden, Jr. joined Robert P. Colin as portfolio co-manager of the Fund. Mr. Gulden is the division head and chief investment officer of H.G. Wellington Capital Management, a division of H.G. Wellington & Co., Inc., a registered broker dealer the Fund has used and may continue to use to execute portfolio transactions ("H.G. Wellington"). Before joining H.G. Wellington in 1977, Mr. Gulden was the senior portfolio manager and a general partner in the advisory and brokerage firm of McMullen & Hard, and earlier worked as an investment specialist for the International Division of the Bank of New York. Mr. Gulden is a graduate of the University of Virginia and studied accounting and economics at New York University Graduate School of Business. He is a member of the New York Society of Security Analysts and the International Society of Financial Analysts. He and his wife, Joyce, have two children, both recent graduates of Bucknell University.

        On July 1, 2000, the law firm of Kurzman Karelsen & Frank, LLP ("KKF") succeeded Bresler Goodman & Unterman, LLP ("BGU") as general counsel to the Fund as a result of the merger of the practices of Lee D. Unterman (Secretary to the Fund) and Kevin J. Lake, formerly of BGU, into KKF.